Exhibit 99.1

NEWS BULLETIN                                                [GRAPHIC OMITTED]

M.D.C. HOLDINGS, INC.                                  RICHMOND AMERICAN HOMES
                                                        HOMEAMERICAN MORTGAGE

FOR IMMEDIATE RELEASE
THURSDAY, OCTOBER 3, 2002
------------------------------------------------------------------------------
Contacts:   Paris G. Reece III                     Rodger VanAllen
            Chief Financial Officer                Rubenstein Associates, Inc.
            (303) 804-7706                         (212) 843-8000
            greece@mdch.com                        rvanallen@rubenstein.com


                M.D.C. HOLDINGS REPORTS RECORD 2002 THIRD QUARTER
               HOME ORDERS, HOME CLOSINGS AND QUARTER-END BACKLOG

          * Third quarter home orders increase 50%
          * September home orders up 95%; seventh consecutive monthly record
          * Active subdivisions rise 28% year-to-date to 175
          * Company's highest quarter-end backlog with $1.35 billion sales value

         DENVER, Thursday, October 3, 2002 - M.D.C. Holdings, Inc. (NYSE/PCX:
MDC) (www.RichmondAmerican.com) today announced the highest third quarter and nine-month home orders, home closings and quarter-end backlog in the Company's history. The Company received orders for 2,439 homes and 7,968 homes, respectively, net of cancellations, during the third quarter and first nine months of 2002, compared with net orders for 1,628 homes and 6,328 homes, respectively, for the same periods in 2001. The 2002 home orders included 791 net orders in September, a 95% increase from the 405 net orders received in September 2001, which reflected the impact of the events of September 11th. In addition, September 2002 represented the Company's seventh consecutive month of record home orders.

         The Company increased the number of active subdivisions to 175 at September 30, 2002 from 137 at December 31, 2001, including an additional 16 in Phoenix, eight in Nevada and eight in Virginia. These additional subdivisions, combined with the strong demand for new homes in these markets, contributed to year-over-year increases in third quarter home orders of 113% in Phoenix, 123% in Nevada and 59% in Virginia. An improved demand for new homes also contributed to home order increases of 36% and 29%, respectively, in Northern California and Southern California, from a comparable year-over-year level of active subdivisions.

         MDC closed 2,276 homes and 5,906 homes, respectively, in the three and nine months ended September 30, 2002, compared with 2,076 homes closed and 5,759 homes closed, respectively, for the same periods in 2001. The Company ended the 2002 third quarter with a

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record quarter-end backlog of 5,098 homes with an estimated sales value of
$1.350 billion, compared with a backlog of 3,924 homes with an estimated sales value of $1.050 billion at September 30, 2001.

         MDC, whose subsidiaries build homes under the name "Richmond American Homes," is one of the largest homebuilders in the United States. The Company also provides mortgage financing, primarily for MDC's homebuyers, through its wholly owned subsidiary HomeAmerican Mortgage Corporation. MDC is a major regional homebuilder with a significant presence in some of the country's best housing markets. The Company is the largest homebuilder in Colorado; among the top five homebuilders in Northern Virginia, Phoenix, Tucson and Las Vegas; among the top ten homebuilders in suburban Maryland, Northern California and Southern California; and has recently entered the Salt Lake City and Dallas/Fort Worth markets.


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
                              M.D.C. HOLDINGS, INC.
                          Homebuilding Operational Data
                             (Dollars in Thousands)

                                                        Three Months                        Nine Months
                                                    Ended September  30,                Ended September 30,
                                               -----------------------------      -----------------------------
                                                   2002             2001              2002             2001
                                               ------------     ------------      ------------     ------------
       Orders For Homes, net (units)
              Colorado......................            541              494             2,299            2,101
              Utah..........................             46              - -                77              - -
              California....................            475              362             1,699            1,217
              Arizona.......................            755              433             2,096            1,699
              Nevada........................            359              161               977              591
              Virginia......................            186              117               604              481
              Maryland......................             75               61               214              239
              Texas.........................              2              - -                 2              - -
                                               ------------     ------------    --------------     ------------
                   Total....................          2,439            1,628             7,968            6,328
                                               ============     ============      ============     ============
       Homes Closed (units)
              Colorado......................           790               688             2,105            1,988
              Utah..........................            39               - -                64              - -
              California....................           394               433             1,048            1,048
              Arizona.......................           550               611             1,434            1,622
              Nevada........................           306               165               694              493
              Virginia......................           134               107               368              413
              Maryland......................            63                72               193              195
              Texas.........................           - -               - -               - -              - -
                                                -----------     ------------      ------------     ------------
                   Total....................          2,276            2,076             5,906            5,759
                                               ============     ============      ============     ============

                                               September 30,    December 31,      September 30,
                                                   2002             2001              2001
                                               ------------     ------------      ------------
       Backlog (units)
              Colorado......................          1,389            1,195             1,498
              Utah..........................             54              - -               - -
              California....................          1,141              490               677
              Arizona.......................          1,287              625               887
              Nevada........................            577              181               296
              Virginia......................            470              234               396
              Maryland......................            178              157               170
              Texas.........................              2              - -               - -
                                               ------------     ------------      ------------
                   Total....................          5,098            2,882             3,924
                                               ============     ============      ============
       Backlog Estimated Sales Value........   $  1,350,000     $    760,000      $  1,050,000
                                               ============     ============      ============
       Active Subdivisions..................            175              137               141
                                               ============     ============      ============




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